CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

September 30, 2024

(unaudited)

Shares		Value
COMMON STOCKS 91.2%
	Banks 2.4%
180,000	JPMorgan Chase & Co.	$37,954,800

	Communications Services 8.3%
450,000	Alphabet Inc. Class A	74,632,500
100,000	Meta Platforms, Inc. Class A	57,244,000
		131,876,500

	Diversified Financial 10.3%
170,000	American Express Company	46,104,000
300,000	Capital One Financial Corporation	44,919,000
800,000	The Charles Schwab Corporation	51,848,000
75,000	Visa Inc. Class A	20,621,250
		163,492,250

	Diversified Industrial 3.3%
120,000	AerCap Holdings N.V.	11,366,400
85,000	Ashtead Group plc ADR	26,255,650
200,000	Brady Corporation Class A	15,326,000
		52,948,050

	Energy 2.3%
275,000	Hess Corporation	37,345,000

	Health Care 3.1%
90,000	Johnson & Johnson	14,585,400
185,000	Medtronic plc	16,655,550
160,000	Merck & Co., Inc.	18,169,600
		49,410,550

	Insurance Brokers 4.0%
100,000	Aon plc Class A	34,599,000
105,000	Arthur J. Gallagher & Co.	29,543,850
		64,142,850

	Insurance Underwriters 31.6%
28,424	The Plymouth Rock Company Class A (b)(c)	397,936,000
420,000	Progressive Corporation	106,579,200
		504,515,200

	Real Estate 2.3%
1,150,000	Rayonier Inc.	37,007,000

Shares		Value
	Retailing 4.3%
225,000	Amazon.com, Inc. (a)	$41,924,250
13,000	Mercadolibre, Inc. (a)	26,675,480
		68,599,730

	Semiconductor 6.4%
400,000	Analog Devices, Inc.	92,068,000
400,000	Intel Corporation	9,384,000
		101,452,000

	Software and Services 4.1%
80,000	Microsoft Corporation	34,424,000
55,000	Roper Technologies, Inc.	30,604,200
		65,028,200

	Technology Hardware and Equipment 8.8%
200,000	Coherent Corp. (a)	17,782,000
200,000	Keysight Technologies, Inc. (a)	31,786,000
145,000	Motorola Solutions, Inc.	65,196,350
60,000	Teledyne Technologies Incorporated (a)	26,259,600
		141,023,950

	Total Common Stocks (cost $386,451,182)	1,454,796,080

SHORT-TERM INVESTMENTS 8.8%

	Money Market Fund 3.1%
49,746,940	Goldman Sachs Financial Square Treasury Investments Fund	49,746,940

Principal	U.S. Treasury Bills 5.7%
$90,000,000	U.S. Treasury Bills 4.67% - 4.89% due 10/8/24 - 10/22/24 (d)	89,828,714

	Total Short-Term Investments (cost $139.575,654)	139,575,654

	Total Investments (cost $526,026,836) (100.0%)	1,594,371,734

	Cash, receivables and other assets less liabilities (0.0%)	82,962

	Net Assets (100%)	$1,594,454,696

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted.  See Note 3 and Note 4.

(c) Valued based on Level 3 inputs.  See Note 2.

(d) Valued based on Level 2 inputs.  See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2024, the tax cost of investments was $526,026,836. Net unrealized appreciation was $1,068,344,898 consisting of gross unrealized appreciation and gross unrealized depreciation of $1,068,344,898 and $0, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2024 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,056,860,080	$—	$397,936,000	$1,454,796,080
Short-term investments	49,746,940	89,828,714	—	139,575,654
Total investments	$1,106,607,020	$89,828,714	$397,936,000	$1,594,371,734

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2023	$304,136,800
Change in net unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	93,799,200
Balance as of September 30, 2024	$397,936,000

Unrealized appreciation of Level 3 investments still held as of September 30, 2024 increased during the nine months ended September 30, 2024 by $93,799,200, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of September 30, 2024, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–3.0; average: 1.9); price-to-historical earnings (range: 18.0–52.3; average: 32.5); and price-to-forward earnings estimates (range: 12.1–29.5; average: 19.6). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 13% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities – The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2024, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $397,936,000 at September 30, 2024, which was equal to 25.0% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2024, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $93,799,200 and the Corporation received dividends of $8,060,762 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.